Exhibit 10.36

VIA HAND DELIVERY

November 24, 2008

C. Jeffrey Knittel
CIT
505 Fifth Avenue
New York, NY 10017

Re:       Extension of Term of Employment Agreement

Dear Jeff:

Pursuant to Section 2 of your Amended and Restated Employment Agreement with the CIT Group Inc., dated May 7, 2008 (the “Employment Agreement”), the Term (as defined in the Employment Agreement) is hereby extended until December 31, 2009. This amendment shall be effective as of the date set forth above. Except for this extension of the Term, all other provisions of the Employment Agreement remain in effect.

Please acknowledge your agreement by signing the enclosed copy of this letter and returning it to me as soon as possible.

Very truly yours,

CIT GROUP INC.

	By:	/s/ James J. Duffy James J. Duffy Executive Vice president of Human Resources
Accepted and Agreed:

/s/ C. Jeffrey Knittel C. Jeffrey Knittel

James J. Duffy Executive Vice President & Global Head of Human Resources Human Resources 505 Fifth Avenue 8th Floor New York, NY 10017	t: 212.771.9403 f: 212.771.9407